KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Annuity Separate Account
Kansas City Life Variable Life Separate Account

Supplement dated July 15, 2013 to the Prospectuses dated May 1, 2013 for the

Century II Variable Annuity Contract
Century II Affinity Variable Annuity Contract
Century II Freedom Variable Annuity Contract
Century II Single Premium Affinity Variable Annuity Contract
Century II Variable Universal Life Insurance Contract
Century II Alliance Variable Universal Life Insurance Contract
Century II Survivorship Variable Universal Life Insurance Contract
Century II Heritage Survivorship Variable Universal Life Insurance Contract
Century II Accumulator Variable Universal Life Insurance Contract

The prospectuses are amended as follows:

Effective on or about October 1, 2013, the following information will supersede and replace the second sentence of the “Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation)” paragraph under the heading “The Funds” in the prospectuses.

The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of $50 million and $4 billion. The fund may invest up to 20% of its net assets in securities not considered to be small cap companies.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.